Exhibit (b)(10)
                     Opinion and Consent of Counsel

                               LAW OFFICES
                       DRINKER BIDDLE & REATH LLP
                   PHILADELPHIA NATIONAL BANK BUILDING
                          1345 CHESTNUT STREET
                      PHILADELPHIA, PA  19107-3496

                       TELEPHONE:  (215) 988-2700
                          FAX:  (215) 988-2767



January 21, 1998




First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

     Re:  First Pacific Mutual Fund, Inc.

Gentlemen:

     We have acted as counsel for First Pacific Mutual Fund, Inc., a Maryland corporation (the "Fund"), in connection with the registration by the Fund of its shares of common stock, par value $.01 per share. The Articles of Incorporation of the Fund authorize the issuance of one hundred million (100,000,000) shares of common stock, which are divided into multiple classes. The Board of Directors of the Fund (the "Board") has previously classified certain of the shares of common stock and has previously authorized the issuance of shares of these series to the public. The shares of Common
Stock designated into each such series are referred to herein as the "Current Series Common Stock"; the shares of Common Stock that are not designated into series are referred to herein as the "Future Common Stock"; and the Current Series Common Stock and the Future Common Stock are referred to collectively herein as the "Common Stock". You have asked for our opinion on certain matters relating to the Common Stock.

     We have reviewed the Fund's Articles of Incorporation and By-Laws, resolutions of the Fund's Board, certificates of public officials and of the Fund's officers and such other legal and factual matters as we have deemed appropriate. We have also reviewed the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 (the "Registration Statement"), as amended through Post-Effective Amendment No. 12 thereto.

     This opinion is based exclusively on the laws of the State of Maryland and the federal law of the United States of America.

     We have also assumed the following for purposes of this opinion:

          1. The shares of Current Series Common Stock have been, and will continue to be, issued in accordance with the Articles of Incorporation and By-laws of the Fund and resolutions of the Fund's Board and shareholders relating to the creation, authorization and issuance of the Current
Series Common Stock.

          2. Prior to the issuance of any shares of Future Common Stock, the Board (a) will duly authorize the issuance of such Future Common Stock, (b) will determine with respect to each class of such Future Common
Stock the preferences, limitations and relative rights applicable thereto and(c) if such Future Common Stock is classified into separate series, will duly take the action necessary (i) to create such series and to determine the number of shares of such series and the relative designations, preferences, limitations and relative rights thereof ("Future Series Designations") and (ii) to amend the Fund's Articles of Incorporation to provide for such additional series.

          3. With respect to the shares of Future Common Stock, there will be compliance with the terms, conditions and restrictions applicable to the issuance of such shares that are set forth in (i) the Fund's Articles of Incorporation and By-laws, each as amended as of the date of such issuance, and (ii) the applicable Future Series Designations.

          4. The Board will not change the number of shares of any series of Common Stock, or the preferences, limitations or relative rights of any class or series of Common Stock after any shares of such class or series have been issued.

          Based upon the foregoing, we are of the opinion that:

          1. The Fund is authorized to issue on hundred million shares of its Common Stock.

          2. The Fund's Board is authorized (i) to create from time to time one or more additional series of shares of Common Stock, (ii) to determine, at the time of creation of any such series, the number of shares of such series and the designations, preferences, limitations and relative rights thereof and (iii) to amend the Articles of Incorporation to provide for such additional series.

          3. All necessary action by the Fund to authorize the Current Series Common Stock has been taken, and the Fund has the power to issue the shares of Current Series Common Stock.

          4. The shares of Common Stock will be, when issued in accordance with, and sold for the consideration described in, the Registration Statement (provided that (i) the price of such shares is not less than the par value thereof and (ii) the number of shares of any class or series issued does not exceed the authorized number of shares for such class or series as of the date of issuance of the shares), validly issued, fully paid and non-assessable by the Fund.

     We consent to the filing of this opinion with Post-Effective Amendment No. 12 to the Registration Statement to be filed by the Fund with the Securities and Exchange Commission.


                                   Very truly yours,



                                   \S\ Drinker Biddle & Reath LLP
                                   Drinker Biddle & Reath LLP